                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        January 23, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                 333-130343                20-0568230
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)

  87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska       68713
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)

                                 (402) 925-5570
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

|_|  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 5.03  Amendments  to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year.

     NEDAK Ethanol,  LLC ("Company") filed a Second Amendment to its Articles of
Organization with the Secretary of State of Nebraska, which filing was effective on January 19, 2007 (the "Amendments").  A copy of the Amendments has been filed with this Current Report on Form 8-K as Exhibit 3(i), and is incorporated herein by reference.

     The Amendments  amend and replace articles 6 through 10 of the registrant's
Articles  of  Organization,  as  previously  amended  by the First  Articles  of
Amendment to its Articles of Organization (the "Articles"), as follows:

     Article 6 of the Articles provided that members of the Company  ("Members")
were required to make additional capital  contributions to the Company and would lose their proportional  interest in the Company to the extent they did not make additional contributions.  Article 6 of the Amendments provides that future cash contributions  of Members are  governed by the  Company's  Amended and  Restated
Operating Agreement (the "Agreement").

     Article 7 of the Articles  provided that  admission of  additional  Members required  the  unanimous  approval of all  Members,  and that  interests  in the
Company  could not be  transferred,  except as  provided  for in the  Agreement.
Article 7 of the Amendments provides that the Agreement governs the admission of additional Members.

     Article 8 of the  Articles  provided  that  "[i]n  the event of the  death, retirement, resignation, expulsion, bankruptcy or dissolution of a member or the occurrence of any other event which  terminates  the  continued  membership of a member in the limited liability company, then by unanimous consent the remaining members in the company  have the right to continue  the business of the company, at their election and option."  The Amendments deleted this provision entirely.

     Article 9 of the  Articles  was  renumbered  Article  8 in the  Amendments.
Article 9 of the Articles  provided that management of the Company was vested in the Members in proportion to their capital contributions to the Company. Article
8 of the  Amendments  provides  that  management of the Company is vested in its
Board of Directors, in the manner prescribed by the Agreement.

     Article 10 of the Articles was renumbered Article 9 in the Amendments.

     Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

         3(i)  Second  Amendment to Articles of  Organization of NEDAK Ethanol,
               LLC filed on January 19, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: January 23, 2007

                                       NEDAK ETHANOL, LLC

                                       By:  /s/ Jerome Fagerland
                                          --------------------------------------
                                          Jerome Fagerland
                                          President

                                  Exhibit Index

Exhibit
Number         Description

3(i)           Second  Amendment to Articles of  Organization  of NEDAK Ethanol,
               LLC filed on January 19, 2007.